                                        Delaware
                                        Investments(SM)
                                        -------------------------------------
                                        A member of Lincoln Financial Group(R)


Delaware Diversified Value Fund
2001 Annual Shareholder Report
------------------------------


December 11, 2001

Dear Shareholder:

Recap of Events - Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. A long decline in U.S. corporate profits, which began last autumn, deepened following the terrorist attacks in New York and Washington, D.C. and has prolonged a year-long economic slide.

It has also become clear that September 11 may have been a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major stock indexes have made an impressive recovery since September 11. As of November 30, 2001, the Dow Jones Industrial Average had gained +19.6% from its low point on September 21, and +10.4% since the re-opening of the New York Stock Exchange on September 17. Likewise, the Nasdaq Composite Index had gained +35.8% from its September 21 low and +22.2% since September 17. According to Lipper, the average stock mutual fund made a healthy +9.5% gain between September 17 and November 30, 2001.

This recent burst of strong performance has, in effect, tempered performance numbers for the fiscal year ended November 30, 2001. Those figures, although generally disappointing, were on their way to being quite worse during September. For the fiscal year ended November 30, 2001, the Dow Jones Industrial Average fell by -3.7%, while the Nasdaq Composite Index fell by -25.7%.

Delaware Diversified Value Fund returned -2.11% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended November 30, 2001. Performance surpassed the -3.14% decline posted by the Russell 1000 Value Index but was outperformed by the +1.11% gain posted by the 527 funds in the Lipper Multi-Cap Value Funds Average for the same fiscal year.

In late November, the non-profit National Bureau of Economic Research (NBER), the quasi-official arbiter of U.S. economic recessions, declared that the current economic downturn in America is a recession. The NBER's business cycle dating committee, comprised of six academic economists, tabbed March 2001 as the start of the recession. The NBER's call made it exactly 10 years between U.S. recessions and ended the longest expansionary period since the group began keeping records in 1854.

The good news on the economic front is that some signs already point to recovery, and much has been done in the past year to help steer the U.S. economy toward growth. The U.S. Federal Reserve Board has been cutting interest rates since January 2001, while the fiscal stimulus passed by Congress this year has reached monumental levels. These noteworthy efforts have occasionally prompted comparisons to the U.S. Marshall Plan, aimed at rebuilding Europe after WWII. Government spending so far has been aimed at disaster relief, new security measures, and airline industry aid, while more is likely on the way.

Outlook - Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with such rationale on all counts.

At Delaware Investments, we also believe that when pessimism and uncertainty is high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates were peaking and stocks reached all-time highs that left them overvalued, in our view, by all respectable measures. At that point, pessimism made sense.

This autumn's stock market rebound likely cannot continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well-selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Portfolio Management Review
---------------------------

In a very difficult year that saw major U.S. stock indexes post double-digit negative returns, diversified, risk-controlled value funds were often able to provide some degree of downside protection for investors. Your Fund posted a -2.11% return (Class A shares at net asset value with distributions reinvested) during the fiscal year ended November 30, 2001, outpacing its benchmark, but trailing its peers in the Lipper Multi-Cap Value Funds class. The Russell 1000 Value Index, your Fund's benchmark, declined by -3.14% during the fiscal year, while the Lipper Multi-Cap Value Funds Average rose +1.11%.

Your Fund has a strong value approach and integrates both quantitative and fundamental research. Our proprietary, multi-factor quantitative model ranks securities based on three broad factors: value, expectations, and risk. The Fund focuses on stocks that the management team believes are undervalued in price and have good growth prospects. The fundamental research affirms the rankings, producing a diversified value portfolio that balances risk and return. During the period, value investors generally outperformed those with growth directives, as economic slowing and poor stock market performance favored investors seeking undervalued securities.

We believe that the Fund has generally continued to benefit from its diversification. At fiscal year end, we held 172 securities, and our broadly diversified portfolio of stocks may have helped performance during times of the market's worst performance. The Fund emphasizes bottom-up stock selection, and generally keeps sector weightings in line with those of the benchmark index.

In the banking and financial sector, we have continued our focus on large banks and financial services companies. Despite mixed performance in the financial sector during the period, we held a few stocks that outperformed the market and ultimately had a positive contribution to our overall return. For example, Bank of America trended upward throughout our fiscal year, benefiting your Fund's overall returns. Washington Mutual also contributed positively to performance, as did SunTrust Banks, which benefited in part during the year from news of a possible acquisition that never developed.

Although a number of banking and brokerage stocks have struggled in the economic downturn, we continue to be attracted to the sector and believe that many of our holdings can benefit from the lower interest rate environment and an eventual economic recovery. Negative performers in the sector during the year included both Bank of New York and Mellon Financial.

Investments in the energy sector continue to be an important part of the investment portfolio, although we made changes to our energy allocation early in the second half of the year.

Computers and technology stocks were among the worst-performing groups in the market during the year, as were telecommunications company stocks. Generally, the Fund has continued to hold blue chip companies in this area, such as Sprint and International Business Machines (IBM).

Delaware Diversified Value Fund

Fund Objective
The Fund seeks capital appreciation with current income as a secondary objective.

Total Fund Net Assets
As of November 30, 2001
$14.0 million

Number of Holdings
As of November 30, 2001
172

Your Fund Manager
J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a CFA charterholder.

Nasdaq Symbols:
Class A         DDVAX
Institutional   DDVIX

Delaware Diversified Value Fund Performance*
--------------------------------------------

Average Annual Total Returns
For the period ended November 30, 2001
                                            Lifetime**            One Year
Delaware Diversified Value Fund
Class A (Est. 9/15/98)
   Excluding Sales Charge                     +7.74%               -2.11%
   Including Sales Charge                     +5.77%               -7.75%
Institutional Class (Est. 9/15/98)            +7.74%               -2.11%

S&P 500 Index                                 +4.96%              -12.21%
Russell 1000 Value Index                      +6.91%               -3.14%
Lipper Multi-Cap Value
   Fund Average (527 funds)                   +9.54%               +1.11%

The Institutional class results shown above assume reinvestment of all distributions. Class A returns are based on net asset value and assume reinvestment of all distributions. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. Class B and C shares were not offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 1000 Value Index measures the performance of those large-cap companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Average represents the average return of multi-cap value funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This annual report is for the information of Delaware Diversified Value Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statements of Additional Information.

* Please see the following page for a line graph of the Funds' performance since inception.
** Lifetime returns for the indexes and Lipper peer group assume a start date of September 30, 1998.

Performance of a $10,000 Investment - Delaware Diversified Value Fund September 15, 1998 (Fund inception) through November 30, 2001


                   Delaware
                 Diversified
                 Value Fund         S&P 500       Russell 1000
                Class A Shares       Index         Value Index
                --------------       -----         -----------
      9/15/98       $9,424            N/A             N/A
      9/30/98       $9,302          $10,000         $10,000
     11/30/98      $10,577          $11,469         $11,277
     11/30/99      $11,957          $13,866         $12,458
     11/30/00      $12,234          $13,281         $12,760
     11/30/01      $11,976          $11,658         $12,358


Chart assumes $10,000 invested on September 15, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 1000 Value Index and the S&P 500 Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets


DELAWARE DIVERSIFIED VALUE FUND
-------------------------------

November 30, 2001
                                                    Number of            Market
                                                     Shares               Value
Common Stock- 99.47%
Aerospace & Defense - 3.05%
Boeing                                                2,300             $ 80,730
General Dynamics                                        800               66,520
Honeywell International                               3,400              112,676
Textron                                               1,500               59,475
United Technologies                                   1,800              108,360
                                                                       ---------
                                                                         427,761
                                                                       ---------
Automobiles & Automotive Parts - 2.11%
Cooper Industries                                     1,300               53,105
Dana                                                  3,000               41,100
Ford Motor                                            5,900              111,746
General Motors                                        1,800               89,460
                                                                       ---------
                                                                         295,411
                                                                       ---------
Banking & Finance - 24.82%
American Express                                      2,300               75,693
AmSouth Bancorporation                                2,100               38,472
Associated Banc-Corp                                  1,100               37,697
Bank of America                                       5,300              325,314
Bank of New York                                      1,300               51,012
Bank One                                              4,100              153,504
Citigroup                                            11,933              571,590
Comerica                                              1,100               56,496
Commerce Bancshares                                     840               31,702
Compass Bancshares                                    1,600               43,248
Fannie Mae                                            2,100              165,060
Firstmerit                                            1,900               48,070
FleetBoston Financial                                 3,722              136,784
Freddie Mac                                           1,200               79,404
Golden State                                          1,600               39,792
GreenPoint Financial                                  1,100               39,424
Household International                                 700               41,293
J.P. Morgan Chase                                     5,170              195,012
KeyCorp                                               2,200               50,380
Lehman Brothers Holdings                                700               46,305
MBIA                                                    800               40,744
Mellon Financial                                      1,600               59,824
Merrill Lynch & Company                               3,300              165,297
Mony Group                                            1,800               56,376
Morgan Stanley Dean Witter                            3,000              166,500
National City                                         2,400               67,200
PNC Financial Group                                   1,100               63,745
Popular                                               1,100               31,537
Stilwell Financial                                    1,700               40,324
SunTrust Banks                                          600               37,956
UnumProvident                                         1,300               33,540
US Bancorp                                            7,365              139,788
Wachovia                                              5,000              154,750
Wells Fargo                                           4,500              192,600
                                                                       ---------
                                                                       3,476,433
                                                                       ---------

Delaware Diversified Value Fund

                                                        Number of        Market
                                                          Shares          Value
Common Stock (Continued)
Business Services - 1.16%
Brascan                                                   2,500         $ 42,125
Cendant                                                   4,300           73,272
Praxair                                                     900           47,628
                                                                        --------
                                                                         163,025
                                                                        --------
Cable, Media & Publishing - 2.40%
+Adelphia Communications                                  3,100           77,841
+Cablevision Systems                                      1,400           58,856
Comcast  Special Class A                                  1,300           49,400
+Metro-Goldwyn-Mayer                                      2,300           41,009
+Viacom                                                   2,500          109,125
                                                                        --------
                                                                         336,231
                                                                        --------
Chemicals - 2.53%
Air Products & Chemicals                                  1,100           50,292
Dow Chemical                                              2,000           75,000
DuPont (E.I.) deNemours                                   3,200          141,888
FMC                                                         500           26,775
Sigma-Aldrich                                             1,400           59,864
                                                                        --------
                                                                         353,819
                                                                        --------
Computers & Technology - 4.47%
Compaq Computer                                           3,700           37,555
Computer Associates International                         1,300           43,251
Electronic Data Systems                                     800           55,376
+Gemstar-TV Guide International                           2,000           55,460
Hewlett-Packard                                           5,300          116,547
International Business Machines                           1,400          161,826
+Micron Technology                                        1,800           48,888
+Oracle                                                   3,400           47,702
+Seagate Technology Tracking                                600                0
Symbol Technologies                                       3,600           59,832
                                                                        --------
                                                                         626,437
                                                                        --------
Consumer Products - 3.06%
Gillette                                                  1,200           39,240
Maytag                                                    1,200           34,716
Newell Rubbermaid                                         1,700           43,605
Procter & Gamble                                          3,600          278,856
Tupperware                                                1,600           31,456
                                                                        --------
                                                                         427,873
                                                                        --------
Electronics & Electrical Equipment - 3.08%
+Agilent Technologies                                     1,200           32,724
Emerson Electric                                          1,500           81,090
FirstEnergy                                               2,100           70,938
General Electric                                          1,200           46,200
+LSI Logic                                                2,500           40,625
Motorola                                                  4,400           73,216
Raytheon                                                  1,600           52,432
Rockwell International                                    2,100           34,650
                                                                        --------
                                                                         431,875
                                                                        --------
Energy - 10.46%
Amerada Hess                                                500           29,050
Apache                                                      600           27,594
Burlington Resources                                      1,600           56,224
+Calpine                                                  3,100           66,836
Chevrontexaco                                             2,324          197,563
Duke Energy                                               1,600           57,840
El Paso                                                   1,000           44,500
Exxon Mobil                                              17,600          658,240
Halliburton                                               2,700           57,861

Delaware Diversified Value Fund

                                                       Number of         Market
                                                         Shares          Value

Common Stock (Continued)
Kerr-McGee                                                 700        $   36,778
+NRG Energy                                              1,900            32,148
Phillips Petroleum                                         700            38,941
Ultramar Diamond Shamrock                                  900            43,200
USX-Marathon Group                                       1,600            43,840
Williams                                                 2,800            74,816
                                                                      ----------
                                                                       1,465,431
                                                                      ----------
Environmental Services - 0.65%
Waste Management                                         3,100            90,830
                                                                      ----------
                                                                          90,830
                                                                      ----------
Food, Beverage & Tobacco - 4.54%
Adolph Coors Company                                     1,100            62,733
Archer-Daniels-Midland                                   5,460            84,029
Coca Cola                                                1,700            79,832
Conagra                                                  2,500            57,425
General Mills                                            1,000            49,350
Kraft Foods - Class A                                    1,400            46,368
Pepsico                                                    600            29,178
Philip Morris                                            4,800           226,416
                                                                      ----------
                                                                         635,331
                                                                      ----------
Healthcare & Pharmaceuticals - 6.04%
Abbott Laboratories                                        900            49,500
AmerisourceBergen                                          600            35,694
Becton Dickinson                                         1,300            44,031
Bristol-Myers Squibb                                     1,200            64,512
+Caremark RX                                             3,400            51,000
HCA - The Healthcare Company                             2,400            93,096
+Healthsouth                                             2,800            41,216
Hillenbrand Industries                                     900            47,376
Johnson & Johnson                                          800            46,600
McKesson HBOC                                              800            29,816
Merck & Company                                          3,400           230,350
Pharmacia                                                1,000            44,400
Schering-Plough                                          1,900            67,887
                                                                      ----------
                                                                         845,478
                                                                      ----------
Industrial Machinery - 0.43%
SPX                                                        500            60,750
                                                                      ----------
                                                                          60,750
                                                                      ----------
Insurance - 5.55%
Allstate                                                 3,700           126,688
American International Group                             1,475           121,540
Cigna                                                      800            72,984
Fidelity National Financial                              1,650            37,472
Hartford Financial Services                                900            53,280
Jefferson-Pilot                                          1,100            48,950
Loews Corporation                                        1,400            79,562
Metropolitan Life Insurance                              2,500            68,575
Old Republic International                               1,300            34,905
Washington Mutual                                        4,250           132,940
                                                                      ----------
                                                                         776,896
                                                                      ----------
Leisure, Lodging & Entertainment - 3.96%
Brunswick                                                1,900            37,430
Callaway Golf                                            2,100            33,495
Eastman Kodak                                            2,500            75,675
+Liberty Media - Class A                                 9,600           126,240
McDonald's                                               3,900           104,676
Starwood Hotels & Resorts Worldwide                      2,500            67,850
Walt Disney                                              5,300           108,491
                                                                      ----------
                                                                         553,857
                                                                      ----------

Delaware Diversified Value Fund


                                                      Number of          Market
                                                       Shares            Value
Common Stock (Continued)
Metals & Mining - 0.31%
Alcoa                                                  1,120             43,232
                                                                     ----------
                                                                         43,232
                                                                     ----------
Paper & Forest Products - 1.88%
Georgia-Pacific                                        1,500         $   48,090
International Paper                                    1,100             43,945
Kimberly-Clark                                         2,300            133,791
Westvaco                                               1,300             37,193
                                                                     ----------
                                                                        263,019
                                                                     ----------
Real Estate - 1.93%
AMB Property                                           1,500             38,250
Crescent Real Estate Equities                          1,900             33,060
Duke-Weeks Realty                                      1,400             34,384
Equity Office Properties Trust                         2,200             65,560
Kimco Realty                                             900             44,640
ProLogis Trust                                         2,500             54,875
                                                                     ----------
                                                                        270,769
                                                                     ----------
Retail - 2.64%
Albertson's                                            1,400             46,984
Circuit City Stores                                    3,200             56,160
+Federated Department Stores                           2,100             77,700
Intimate Brands                                        3,200             45,920
May Department Stores                                  1,200             43,008
Sears, Roebuck                                         1,100             50,061
+Toys R Us                                             2,300             49,473
                                                                     ----------
                                                                        369,306
                                                                     ----------
Telecommunications - 9.52%
AT&T                                                  10,900            190,641
BellSouth                                              4,600            177,100
Corning                                                4,100             38,663
+Crown Castle                                          2,800             30,492
Lucent Technologies                                    8,300             60,756
SBC Communications                                     7,852            293,508
Sprint                                                 3,900             84,981
Verizon Communications                                 8,088            380,136
+WorldCom                                              5,300             77,062
                                                                     ----------
                                                                      1,333,339
                                                                     ----------
Transportation & Shipping - 1.40%
Alexander & Baldwin                                    2,100             50,505
Burlington Northern Santa Fe                           2,700             79,137
Union Pacific                                          1,200             66,060
                                                                     ----------
                                                                        195,702
                                                                     ----------
Utilities - 3.48%
AES                                                    3,000             49,560
Allegheny Energy                                       2,000             69,700
Exelon                                                 1,600             71,376
FPL Group                                              1,000             55,400
Keyspan                                                1,800             59,634
Potomac Electric Power                                 2,700             56,997
PPL                                                    1,900             67,583
Wisconsin Energy                                       2,600             56,810
                                                                     ----------
                                                                        487,060
                                                                     ----------
Total Common Stock (cost $14,077,070)                                13,929,865
                                                                     ----------

Delaware Diversified Value Fund

                                                                           Principal                    Market
                                                                             Amount                      Value
Repurchase Agreements - 0.09%
With BNP Paribas 2.10% 12/3/01
(dated 11/30/01, collateralized by $2,000
U.S. Treasury Notes 6.50% due 2/28/02, market
value $1,614 and $1,000 U.S.Treasury Notes
6.625% due 5/31/02, market value $1,233 and $200
U.S. Treasury Notes 6.00% due 9/30/02, market
value $229)                                                                  $3,015                      $3,015
With Cantor Fitzgerald 2.10% 12/3/01
(dated 11/30/01, collateralized by $1,000
U.S. Treasury Notes 4.625% due 2/28/03, market
value $614 and $2,000 U.S. Treasury
Notes 5.25% due 8/15/03, market value                                         3,010
$2,457)                                                                                                   3,010
With J. P. Morgan Chase 2.07% 12/3/01
(dated 11/30/01, collateralized by $3,000
U.S. Treasury Bills due 2/28/02, market
value $2,926).                                                                2,850                       2,850
With UBS Warburg 2.11% 12/3/01
(dated 11/30/01, collateralized by $3,000
U.S. Treasury Notes 5.125% due 12/31/02, market
value $3,192)                                                                 3,125                       3,125
                                                                                                    -----------
Total Repurchase Agreements (cost $12,000)                                                               12,000
                                                                                                    -----------


Total Market Value of Securities - 99.56%
   (cost $14,089,070)                                                                                13,941,865

Receivables and Other Assets Net of Liabilities - 0.44%                                                  60,928
                                                                                                    -----------

Net Assets Applicable to 1,475,589 Shares Outstanding - 100.00%                                     $14,002,793
                                                                                                    -----------

Net Asset Value - Delaware Diversified Value Fund Class A
($22,324 / 2,353 Shares)                                                                                  $9.49
                                                                                                          =====
Net Asset Value - Delaware Diversified Value Fund Institutional Class
($13,980,469 / 1,473,236 Shares)                                                                          $9.49
                                                                                                          =====

--------------------------------------------------------------------------------
+Non-income producing security for the year ended November 30, 2001.

Components of Net Assets at November 30, 2001:
Shares of beneficial interest (unlimited authorization - no par)                                    $14,427,171
Undistributed net investment income                                                                      88,099
Distributions in excess of net realized gains                                                          (365,272)
Net unrealized depreciation of investments                                                             (147,205)
                                                                                                    -----------
Total net assets                                                                                    $14,002,793
                                                                                                    ===========
Net Asset Value and Offering Price per Share -
Delaware Diversified Value Fund
Net asset value Class A (A)                                                                               $9.49
Sales charge (5.75% of offering or 6.11% of the amount invested per share) (B)                             0.58
                                                                                                         ------
Offering price                                                                                           $10.07
                                                                                                         ------

-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)   See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of Operations


Year Ended November 30, 2001                                                                Delaware Diversified Value Fund
------------------------------------------------------------------------------------------------------------------------------

Investment Income:
Dividends                                                                                  $       283,731
Interest                                                                                             1,602    $      285,333
                                                                                           ---------------    --------------

Expenses:
Management fees                                                                                     96,194
Accounting and administration expenses                                                               6,028
Dividend disbursing and transfer agent fees and expenses                                             3,809
Custodian fees                                                                                       2,541
Trustees' fees                                                                                       1,705
Registration fees                                                                                    1,253
Reports and statements to shareholders                                                               1,225
Professional fees                                                                                      395
Distribution expenses - Class A                                                                         69
Taxes (other than taxes on income)                                                                      41
Other                                                                                                2,437           115,697
                                                                                           ---------------
Less expenses absorbed or waived                                                                                      (4,512)
Less expenses paid indirectly                                                                                           (340)
                                                                                                              --------------
Total expenses                                                                                                       110,845
                                                                                                              --------------

Net Investment Income                                                                                                174,488
                                                                                                              --------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                                                      54,632
Net change in unrealized appreciation/depreciation of investments                                                   (331,693)
                                                                                                              --------------

Net Realized and Unrealized Loss on Investments                                                                     (277,061)
                                                                                                              --------------

Net Decrease in Net Assets Resulting from Operations                                                          $     (102,573)
                                                                                                              ==============


                             See accompanying notes

Statements of Changes in Net Assets

                                                                                  Delaware Diversified Value Fund
------------------------------------------------------------------------------------------------------------------
                                                                                             Years Ended

                                                                                    11/30/01             11/30/00
Increase (Decrease) in Net Assets from Operations:
Net investment income                                                            $    174,488         $    147,663
Net realized gain on investments                                                       54,632              170,454
Net change in unrealized appreciation/depreciation of investments                    (331,693)             110,683
                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from operations                      (102,573)             428,800
                                                                                 ------------         ------------
Dividends and Distributions to Shareholders:
From net investment income:
   Class A                                                                               (231)                  --
   Institutional Class                                                               (155,611)             (33,683)

From net realized gain on investments:
   Class A                                                                               (330)                  --
   Institutional Class                                                               (222,038)            (330,574)

In excess of net realized gain on investments:*
   Class A                                                                               (488)                  --
   Institutional Class                                                               (327,889)                  --
                                                                                 ------------         ------------
                                                                                     (706,587)            (364,257)
                                                                                 ------------         ------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A                                                                                 --               25,002
   Institutional Class                                                                555,225           14,677,842


Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                              1,049                   --
   Institutional Class                                                                705,539              364,257
                                                                                 ------------         ------------
                                                                                    1,261,813           15,067,101
                                                                                 ------------         ------------
Cost of shares repurchased:
   Class A                                                                                 --               (3,000)
   Institutional Class                                                             (1,800,000)          (4,921,404)
                                                                                 ------------         ------------
                                                                                   (1,800,000)          (4,924,404)
                                                                                 ------------         ------------
Increase (decrease) in net assets derived from capital share transactions            (538,187)          10,142,697
                                                                                 ------------         ------------

Net Increase (Decrease) in Net Assets                                              (1,347,347)          10,207,240

Net Assets:
Beginning of period                                                                15,350,140            5,142,900
                                                                                 ------------         ------------
End of period                                                                    $ 14,002,793         $ 15,350,140
                                                                                 ============         ============

* Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Diversified Value Fund Class A
--------------------------------------------------------------------------------------------------------
                                                                                Year Ended

                                                                        11/30/01         11/30/00(3)
Net asset value, beginning of period                                    $ 10.150          $ 10.690

Income (loss) from investment operations:
   Net investment income(1)                                                0.116             0.125
   Net realized and unrealized gain (loss) on investments                 (0.309)            0.092
                                                                        --------          --------
   Total from investment operations                                       (0.193)            0.217
                                                                        --------          --------


Less dividends and distributions:
   From net investment income                                             (0.103)           (0.070)
   From net realized gain on investments                                  (0.147)           (0.687)
   In excess of net realized gain on investments:                         (0.217)               --
                                                                        --------          --------
Total dividends and distributions                                         (0.467)           (0.757)
                                                                        --------          --------


Net asset value, end of period                                          $  9.490          $ 10.150
                                                                        ========          ========

Total return(2)                                                            (2.11)%            2.32%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                              $     22          $     23
   Ratio of expenses to average net assets                                  0.75%             0.75%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                               1.08%             1.10%
   Ratio of net investment income to average net assets                     1.18%             1.23%
   Ratio of net investment income to average net assets prior
      to expense limitation and expenses paid indirectly                    0.85%             0.88%
   Portfolio turnover                                                        101%              130%


--------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Shares of the Delaware Diversified Value Fund Class A were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 2000, there was a balance of 1 share representing the initial seed purchase. Financial Highlights for the periods ended November 30, 1998 and 1999 are not presented because the data is not believed to be meaningful.

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Diversified Value Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9/15/98(1)
                                                                                              Year Ended                     to
                                                                      11/30/01         11/30/00          11/30/99         11/30/98
Net asset value, beginning of period                               $     10.150      $     10.690      $     9.540      $     8.500

Income (Loss) from investment operations:
   Net investment income(2)                                               0.116             0.125            0.129            0.026
   Net realized and unrealized gain (loss) on investments                (0.309)            0.092            1.108            1.014
                                                                    -----------       -----------       ----------       ----------
   Total from investment operations                                      (0.193)            0.217            1.237            1.040
                                                                    -----------       -----------       ----------       ----------


Less dividends and distributions:
   From net investment income                                            (0.103)           (0.070)          (0.037)              --
   From realized gain on investments                                     (0.147)           (0.687)          (0.050)              --
   In excess of net realized gain on investments:                        (0.217)
                                                                    -----------       -----------       ----------       ----------
Total dividends and distributions                                        (0.467)           (0.757)          (0.087)              --
                                                                    -----------       -----------       ----------       ----------


Net asset value, end of period                                     $     9.490       $    10.150       $   10.690       $    9.540
                                                                   ===========       ===========       ==========       ==========

Total return(3)                                                          (2.11)%            2.32%           13.05%           12.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                         $    13,980       $    15,327       $    5,143       $    2,244
   Ratio of expenses to average net assets                                0.75%             0.75%            0.75%            0.75%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                             0.78%             0.80%            1.24%            1.24%
   Ratio of net investment income to average net assets                   1.18%             1.23%            1.25%            1.41%
   Ratio of net investment income to average net assets prior
      to expense limitation and expenses paid indirectly                  1.15%             1.18%            0.76%            0.92%
   Portfolio turnover                                                     101%              130%             111%              74%


-------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


                             See accompanying notes

Notes to Financial Statements


November 30, 2001

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund. These financial statements and the related notes pertain to Delaware Diversified Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2001, only the A and Institutional Classes have commenced operations.

The investment objective of the Fund is to achieve capital appreciation with current income as a secondary objective.


1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and from net realized gain from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $340 for the year ended November 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".


2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust, the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through July 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive such fees at this time. No distribution expenses are paid by Institutional Class shares.

At November 30, 2001 the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                              $11,002
Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC                          695
Other expenses payable to DMC and affiliates                            1,774

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.


3. Investments
For the year ended November 30, 2001, the Fund made purchases of $14,845,552 and sales of $15,723,091 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2001, the cost of investments for federal income tax purposes was $14,404,438. At November 30, 2001, the net unrealized depreciation was $462,573 of which $718,741 related to unrealized appreciation of investments and $1,181,314 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of November 30, 2001 of $49,914 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                               Year Ended
                                    11/30/01               11/30/00
                                   ---------------------------------
Shares sold:
Class A                                   --                   2,546
Institutional Class                    61,761              1,494,344

Shares issued upon
reinvestment of
dividends and
distributions:
Class A                                   106                     --
Institutional Class                    70,980                 37,359
                                   ---------------------------------
                                      132,847              1,534,249
                                   ---------------------------------

Shares repurchased:
Class A                                    --                   (300)
Institutional Class                  (170,294)              (502,098)
                                   ---------------------------------
                                     (170,294)              (502,398)
                                   ---------------------------------
Net increase (decrease)               (37,447)             1,031,851
                                   =================================

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one-third of their net assets under the agreement. The Fund had no amount outstanding at November 30, 2001, or at any time during the period.


6. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, the Fund designates distributions paid during the year as follows:

           (A)                 (B)             (C)

         Long-Term           Ordinary          Total
       Capital Gains          Income        Distributions     Qualifying(1)
       Distributions       Distributions     (Tax Basis)         Divdends
       -------------       -------------     -----------         --------

            23%               77%               100%                85%

Items (A) and (B) are based on a percentage of each of the Fund's total distributions.
Item (C) is based on a percentage of ordinary income of each of the Funds.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Diversified Value Fund

We have audited the accompanying statements of net assets of Delaware Diversified Value Fund (the "Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Value Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                            /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
January 4, 2002